Exhibit 99.1
News Release

M.D.C. HOLDINGS ANNOUNCES SECOND QUARTER 2023 RESULTS

DENVER, COLORADO, Thursday, July 27, 2023. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter ended June 30, 2023.

“MDC delivered another quarter of strong results in the second quarter of 2023, generating net income of $93 million, or $1.24 per diluted share, on home sale revenues of $1.1 billion,” said MDC’s Executive Chairman, Larry Mizel. “Net new orders increased on both a sequential and year-over-year basis in the quarter, thanks in large part to a sales pace of 3.1 homes per community per month. We feel that these results reflect both the health of the new home industry and the strength of our operations.”
“The new home market continues to benefit from a lack of existing home supply, which has created a real opportunity for homebuilders to take market share and has helped to stabilize pricing," said David Mandarich, MDC's President and Chief Executive Officer. "We believe this dynamic can continue as long as rates stay at these higher levels, and existing homeowners opt to stay in their current homes. MDC is well positioned to take advantage of these conditions thanks to our focus on affordability and our strong presence in some of the best housing markets in the country.”

“Given this favorable industry outlook, we have become more active in the land market, approving the purchase of over 1,300 lots in the second quarter," said Mr. Mizel. "These lots will help us in achieving our growth objectives and improving our size and scale in our markets. With over $1.8 billion in cash and marketable securities at the end of the quarter, we have ample liquidity to both expand our homebuilding operations and continue to fund our industry-leading quarterly dividend, which we just increased to $0.55 per share based on the strength of our results.”

Mr. Mizel concluded, “For the first time in over two years, MDC achieved a sequential improvement in the average construction build time for those homes that closed in the quarter. Supply chain conditions and material availability have improved considerably since the pandemic, as we are now projecting a construction build time of under 180 days on homes that we are starting today. The improvement in building conditions, coupled with our increased emphasis on spec inventory, should result in better inventory turns and improved capital efficiency for our company.”

2023 Second Quarter Highlights and Comparisons to 2022 Second Quarter

•Home sale revenues of $1.10 billion compared to $1.45 billion
◦Unit deliveries of 2,009 vs. 2,536
◦Average selling price of deliveries of $549,000 vs. $572,000
•Homebuilding pretax income of $92.1 million compared to $240.3 million
◦Gross margin from home sales of 16.4% vs. 26.8%
◦Inventory impairments of $13.5 million in the second quarter of 2023
◦Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") of 9.7% vs. 9.2%
◦Project abandonment expense of $0.1 million vs $15.5 million
•Financial services pretax income of $21.0 million compared to $18.7 million
•Net income of $93.5 million, or $1.24 per diluted share, compared to $189.5 million, or $2.59 per diluted share
◦Effective tax rate of 17.3% vs 26.8%
•Dollar value of net new orders increased 37% to $1.21 billion from $882.1 million
◦Unit gross orders increased 21% to 2,717 from 2,237
◦Cancellations as a percentage of gross orders of 20.2% vs. 37.2%
◦Average selling price of gross orders decreased 10% to $552,000 from $617,000
•Cash flow from operating activities of $225.8 million compared to $53.0 million

2023 Outlook and Other Selected Information1

•Projected home deliveries for the 2023 third quarter between 1,850 and 2,000
◦Projected average selling price for 2023 third quarter unit deliveries of approximately $555,000
◦Projected gross margin from home sales for the 2023 third quarter between 18.0% and 19.0% (assuming no impairments or warranty adjustments)
•Projected home deliveries for the 2023 full year of at least 8,000
•Active subdivision count at June 30, 2023 of 232, up 12% year-over-year
•Lots controlled of 22,309 at June 30, 2023, down 33% year-over-year
•Quarterly cash dividend of fifty-five cents ($0.55) per share declared on July 24, 2023
◦Consistent record of stable or increasing dividends for nearly 30 years

1 See "Forward-Looking Statements" below.

About MDC
M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have helped more than 240,000 homebuyers achieve the American Dream since 1977. One of the largest homebuilders in the nation, MDC is committed to quality and value that is reflected in each home its subsidiaries build. The Richmond American companies have operations in Alabama, Arizona, California, Colorado, Florida, Idaho, Maryland, Nevada, New Mexico, Oregon, Pennsylvania, Tennessee, Texas, Utah, Virginia and Washington. Mortgage lending, insurance and title services are offered by the following MDC subsidiaries, respectively: HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company. M.D.C. Holdings, Inc. stock is traded on the New York Stock Exchange under the symbol “MDC.” For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including orders addressing the COVID-19 pandemic, the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended June 30, 2023, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:    Derek R. Kimmerle
    Vice President and Chief Accounting Officer
    1-866-424-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.
Consolidated Statements of Operations and Comprehensive Income
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$1,103,470	$1,450,823	$2,123,486	$2,691,343
Home cost of sales	(908,991)	(1,062,016)	(1,749,738)	(1,983,394)
Inventory impairments	(13,500)	—	(21,300)	(660)
Total cost of sales	(922,491)	(1,062,016)	(1,771,038)	(1,984,054)
Gross profit	180,979	388,807	352,448	707,289
Selling, general and administrative expenses	(106,733)	(133,849)	(201,721)	(263,163)
Interest and other income	17,939	822	31,398	1,577
Other expense	(127)	(15,509)	932	(16,933)
Homebuilding pretax income	92,058	240,271	183,057	428,770

Financial Services:
Revenues	32,619	36,229	62,105	65,360
Expenses	(15,487)	(18,801)	(30,737)	(35,736)
Other income, net	3,860	1,264	7,594	2,451
Financial services pretax income	20,992	18,692	38,962	32,075

Income before income taxes	113,050	258,963	222,019	460,845
Provision for income taxes	(19,557)	(69,421)	(47,826)	(122,882)
Net income	$93,493	$189,542	$174,193	$337,963

Other comprehensive income (loss) net of tax:
Unrealized gain (loss) related to available-for-sale debt securities	(233)	—	90	—
Other comprehensive income (loss)	(233)	—	90	—
Comprehensive income	$93,260	$189,542	$174,283	$337,963

Earnings per share:
Basic	$1.28	$2.66	$2.38	$4.75
Diluted	$1.24	$2.59	$2.33	$4.61

Weighted average common shares outstanding:
Basic	72,934,920	70,841,476	72,793,951	70,804,019
Diluted	74,956,026	72,881,012	74,500,489	72,945,748

Dividends declared per share	$0.50	$0.50	$1.00	$1.00

M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(Unaudited)

	June 30, 2023	December 31, 2022

	(Dollars in thousands, except per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$1,011,748	$696,075
Restricted cash	3,503	3,143
Marketable securities	597,152	443,712
Trade and other receivables	67,497	116,364
Inventories:
Housing completed or under construction	1,733,515	1,722,061
Land and land under development	1,411,753	1,793,718
Total inventories	3,145,268	3,515,779
Property and equipment, net	63,014	63,730
Deferred tax asset, net	46,607	49,252
Prepaids and other assets	68,073	70,007
Total homebuilding assets	5,002,862	4,958,062
Financial Services:
Cash and cash equivalents	140,615	17,877
Marketable securities	79,413	117,388
Mortgage loans held-for-sale, net	158,746	229,513
Other assets	31,895	40,432
Total financial services assets	410,669	405,210
Total Assets	$5,413,531	$5,363,272
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$133,190	$109,218
Accrued and other liabilities	341,773	383,406
Revolving credit facility	10,000	10,000
Senior notes, net	1,482,985	1,482,576
Total homebuilding liabilities	1,967,948	1,985,200
Financial Services:
Accounts payable and accrued liabilities	101,329	110,536
Mortgage repurchase facility	123,151	175,752
Total financial services liabilities	224,480	286,288
Total Liabilities	2,192,428	2,271,488
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 74,544,221 and 72,585,596 issued and outstanding at June 30, 2023 and December 31, 2022, respectively	745	726
Additional paid-in-capital	1,812,299	1,784,173
Retained earnings	1,407,969	1,306,885
Accumulated other comprehensive income	90	—
Total Stockholders' Equity	3,221,103	3,091,784
Total Liabilities and Stockholders' Equity	$5,413,531	$5,363,272

M.D.C. HOLDINGS, INC.
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

	(Dollars in thousands)
Operating Activities:
Net income	$93,493	$189,542	$174,193	$337,963
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	4,787	9,911	10,285	24,793
Depreciation and amortization	5,953	7,251	11,453	13,903
Inventory impairments	13,500	—	21,300	660
Project abandonment costs	130	15,515	(918)	16,949
Amortization of discount of marketable debt securities	(10,384)	—	(18,856)	—
Deferred income tax benefit (expense)	(1)	365	2,616	1,207
Net changes in assets and liabilities:
Trade and other receivables	1,353	(5,655)	57,221	(22,332)
Mortgage loans held-for-sale, net	7,506	(2,156)	70,767	92,459
Housing completed or under construction	(149,176)	(191,114)	(13,595)	(468,301)
Land and land under development	248,259	2,030	364,133	109,351
Prepaids and other assets	(2,207)	14,704	1,263	(5,775)
Accounts payable and accrued and other liabilities	12,552	12,612	(27,933)	70,183
Net cash provided by operating activities	225,765	53,005	651,929	171,060

Investing Activities:
Purchases of marketable securities	(231,116)	—	(665,490)	—
Maturities of marketable securities	374,000	—	569,000	—
Purchases of property and equipment	(5,164)	(6,814)	(10,550)	(13,698)
Net cash provided by (used in) investing activities	137,720	(6,814)	(107,040)	(13,698)

Financing Activities:
Payments on mortgage repurchase facility, net	(7,376)	(2,666)	(52,601)	(80,735)
Dividend payments	(36,566)	(35,580)	(73,109)	(71,163)
Issuance of shares under stock-based compensation programs, net	31,332	(58)	19,592	(12,686)
Net cash used in financing activities	(12,610)	(38,304)	(106,118)	(164,584)

Net increase (decrease) in cash, cash equivalents and restricted cash	350,875	7,887	438,771	(7,222)
Cash, cash equivalents and restricted cash:
Beginning of period	804,991	588,350	717,095	603,459
End of period	$1,155,866	$596,237	$1,155,866	$596,237

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$1,011,748	$475,254	$1,011,748	$475,254
Restricted cash	3,503	5,994	3,503	5,994
Financial Services:
Cash and cash equivalents	140,615	114,989	140,615	114,989
Total cash, cash equivalents and restricted cash	$1,155,866	$596,237	$1,155,866	$596,237

New Home Deliveries

	Three Months Ended June 30,
	2023			2022			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	1,162	$616,559	$530.6	1,371	$788,279	$575.0	(15)%	(22)%	(8)%
Mountain	539	346,070	642.1	665	437,001	657.1	(19)%	(21)%	(2)%
East	308	140,841	457.3	500	225,543	451.1	(38)%	(38)%	1%
Total	2,009	$1,103,470	$549.3	2,536	$1,450,823	$572.1	(21)%	(24)%	(4)%

	Six Months Ended June 30,
	2023			2022			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	2,226	$1,194,492	$536.6	2,614	$1,495,590	$572.1	(15)%	(20)%	(6)%
Mountain	1,026	647,225	630.8	1,213	772,129	636.5	(15)%	(16)%	(1)%
East	608	281,769	463.4	942	423,624	449.7	(35)%	(33)%	3%
Total	3,860	$2,123,486	$550.1	4,769	$2,691,343	$564.3	(19)%	(21)%	(3)%

Net New Orders

	Three Months Ended June 30,
	2023				2022				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate [1]	Homes	Dollar Value	Average Price	Monthly Absorption Rate [1]	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	1,341	$761,926	$568.2	3.20	857	$543,584	$634.3	2.45	56%	40%	(10)%	31%
Mountain	474	286,350	604.1	2.85	277	196,340	708.8	1.79	71%	46%	(15)%	59%
East	352	158,164	449.3	3.17	270	142,221	526.7	2.63	30%	11%	(15)%	21%
Total	2,167	$1,206,440	$556.7	3.10	1,404	$882,145	$628.3	2.31	54%	37%	(11)%	34%

	Six Months Ended June 30,
	2023				2022				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate [1]	Homes	Dollar Value	Average Price	Monthly Absorption Rate [1]	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	2,353	$1,337,435	$568.4	2.84	2,561	$1,574,372	$614.7	3.91	(8)%	(15)%	(8)%	(27)%
Mountain	884	528,139	597.4	2.66	1,197	799,482	667.9	3.76	(26)%	(34)%	(11)%	(29)%
East	697	313,257	449.4	3.12	797	399,780	501.6	3.73	(13)%	(22)%	(10)%	(17)%
Total	3,934	$2,178,831	$553.8	2.85	4,555	$2,773,634	$608.9	3.83	(14)%	(21)%	(9)%	(26)%
1 Calculated as total net new orders (gross orders less cancellations) in period ÷ average active communities during period ÷ number of months in period.

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%	June 30,		%
	2023	2022	Change	2023	2022	Change	2023	2022	Change
West	142	122	16%	140	117	20%	138	109	27%
Mountain	56	51	10%	56	52	8%	55	53	4%
East	34	34	—%	37	34	9%	37	36	3%
Total	232	207	12%	233	203	15%	230	198	16%

Backlog

	June 30,
	2023			2022			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price

	(Dollars in thousands)
West	2,018	$1,163,697	$576.7	4,163	$2,438,184	$585.7	(52)%	(52)%	(2)%
Mountain	573	385,027	671.9	2,158	1,450,194	672.0	(73)%	(73)%	—%
East	457	214,658	469.7	1,105	549,721	497.5	(59)%	(61)%	(6)%
Total	3,048	$1,763,382	$578.5	7,426	$4,438,099	$597.6	(59)%	(60)%	(3)%

Homes Completed or Under Construction (WIP lots)

	June 30,		%
	2023	2022	Change
Unsold:
Completed	184	46	300%
Under construction	1,971	607	225%
Total unsold started homes	2,155	653	230%
Sold homes under construction or completed	2,691	7,007	(62)%
Model homes under construction or completed	558	524	6%
Total homes completed or under construction	5,404	8,184	(34)%

Lots Owned and Optioned (including homes completed or under construction)

	June 30, 2023			June 30, 2022
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	10,795	687	11,482	15,027	1,963	16,990	(32)%
Mountain	4,552	1,637	6,189	6,696	2,961	9,657	(36)%
East	3,197	1,441	4,638	4,111	2,372	6,483	(28)%
Total	18,544	3,765	22,309	25,834	7,296	33,130	(33)%

Selling, General and Administrative Expenses

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	Change	2023	2022	Change
	(Dollars in thousands)
General and administrative expenses	$52,205	$72,894	$(20,689)	$94,981	$144,877	$(49,896)
General and administrative expenses as a percentage of home sale revenues	4.7%	5.0%	-30 bps	4.5%	5.4%	-90 bps
Marketing expenses	$22,637	$26,035	$(3,398)	$45,733	$51,667	$(5,934)
Marketing expenses as a percentage of home sale revenues	2.1%	1.8%	30 bps	2.2%	1.9%	30 bps
Commissions expenses	$31,891	$34,920	$(3,029)	$61,007	$66,619	$(5,612)
Commissions expenses as a percentage of home sale revenues	2.9%	2.4%	50 bps	2.9%	2.5%	40 bps
Total selling, general and administrative expenses	$106,733	$133,849	$(27,116)	$201,721	$263,163	$(61,442)
Total selling, general and administrative expenses as a percentage of home sale revenues	9.7%	9.2%	50 bps	9.5%	9.8%	-30 bps

Capitalized Interest

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

	(Dollars in thousands)
Homebuilding interest incurred	$17,450	$17,382	$34,904	$34,640
Less: Interest capitalized	(17,450)	(17,382)	(34,904)	(34,640)
Homebuilding interest expensed	$—	$—	$—	$—

Interest capitalized, beginning of period	$61,310	$60,468	$59,921	$58,054
Plus: Interest capitalized during period	17,450	17,382	34,904	34,640
Less: Previously capitalized interest included in home cost of sales	(16,807)	(15,681)	(32,872)	(30,525)
Interest capitalized, end of period	$61,953	$62,169	$61,953	$62,169